Exhibit 99.2

iPhone XS
bluemercury
T.J.maxx

ACADIA REALTY TRUST

SUPPLEMENTAL REPORTING INFORMATION

Q3 2018

ACADIA—REALTY TRUST—Q2 2018 SUPPLEMENTAL REPORTING INFORMATIO

Table of Contents

Section I - Third Quarter 2018 Earnings Press Release
Section II - Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	25
Market Capitalization	4	Core Top Tenants	29
Operating Statements		Core Lease Expirations	30
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	31
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	32
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11
EBITDA	12
Same Property Net Operating Income	13
Fee Income	14	Section IV - Fund Information
Structured Financing	15
Other Information		Fund Overview	33
Transactional Activity	16	Fund Properties	34
2018 Guidance	17	Fund Lease Expirations	37
Net Asset Valuation Information	18	Fund Development and Redevelopment Activity	38
Selected Financial Ratios	19
Debt Analysis
Summary	21
Detail	22
Maturities	24	Important Notes	39

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – September 30, 2018

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@key.com

	Green Street Advisors	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Daniel Busch - (949) 640-8780	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	dbusch@greenstreetadvisors.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

Supplemental Report - September 30, 2018	3

Market Capitalization

(including pro-rata share of Fund debt, in thousands)

									Weighted Average
	Total Market Capitalization ($)%			Capitalization Based on Net Debt [1]	Changes in Total Outstanding Common Shares and OP Units (in thousands)				Diluted EPS		FFO
Equity Capitalization						Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Common Shares	81,550				Balance at 12/31/2017	83,708	4,716	88,424
Common Operating Partnership ("OP") Units	4,912				Other	11	289	300
Combined Common Shares and OP Units	86,462				Share repurchases	(1,304)	—	(1,304)
					OP Conversions	36	(36)	—
Share Price at September 30, 2018	$28.03				Balance at 3/31/2018	82,451	4,969	87,420	83,438	83,438	89,067	89,067
					Other	13	18	31
Equity Capitalization - Common Shares and OP Units	$2,423,530				Share repurchases	(990)	—	(990)
Preferred OP Units	13,997	[2]			OP Conversions	29	(29)	—
Total Equity Capitalization	2,437,527		72%	73%	Balance at 6/30/2018	81,503	4,958	86,461	81,756	82,592	87,485	88,272
					Other	1	—	1
Debt Capitalization					OP Conversions	46	(46)	—
Consolidated debt	1,491,869				Balance at 9/30/2018	81,550	4,912	86,462	81,566	82,245	87,251	87,900
Adjustment to reflect pro-rata share of debt	(560,147)
Total Debt Capitalization	931,722		28%	27%

Total Market Capitalization	$3,369,249	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $5,867 and pro-rata share of Funds cash of $2,078 for total cash netted against debt of $7,945.

2.	Represents 188 Series A and 136,593 Series C Preferred OP Units convertible into 25,067 and 474,278 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

Supplemental Report - September 30, 2018	4

Income Statements

(in thousands)

	September 30, 2018 [1]
	Quarter	Year to Date
CONSOLIDATED INCOME STATEMENT

Revenues
Rental income	$51,551	$153,652
Expense reimbursements	13,194	35,000
Other	1,330	4,116
Total revenues	66,075	192,768
Operating expenses
Depreciation and amortization	28,676	86,755
General and administrative	7,982	24,359
Real estate taxes	11,538	27,528
Property operating	10,661	33,523
Other operating	270	655
Total operating expenses	59,127	172,820
Operating income	6,948	19,948
Equity in earnings of unconsolidated affiliates	376	7,079
Interest income	3,513	10,539
Interest expense	(18,077)	(50,882)
Loss from continuing operations before income taxes	(7,240)	(13,316)
Income tax benefit (provision)	(464)	(851)
Loss from continuing operations	(7,704)	(14,167)
Gain on disposition of properties, net of tax	5,107	5,140
Net loss	(2,597)	(9,027)
Net loss attributable to noncontrolling interests	11,822	33,336
Net income attributable to Acadia	$9,225	$24,309

Supplemental Report - September 30, 2018	5

Income Statement - Detail

(in thousands)

	September 30, 2018 [1]
	Quarter	Year to Date

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$47,041	$138,014
Percentage rents	182	470
Expense reimbursements - CAM	4,943	14,470
Expense reimbursements - Taxes	8,251	20,529
Other property income	775	2,458
Total Property Revenues	61,192	175,941

PROPERTY EXPENSES
Property operating - CAM	8,029	24,507
Other property operating (Non-CAM)	2,404	8,331
Real estate taxes	11,538	27,528
Total Property Expenses	21,971	60,366

NET OPERATING INCOME - PROPERTIES	39,221	115,575

OTHER INCOME (EXPENSE)
Interest income	3,513	10,539
Straight-line rent income	1,975	6,612
Above/below-market rent	2,356	8,415
Interest expense [2]	(15,744)	(44,361)
Amortization of finance costs	(1,608)	(4,350)
Above/below-market interest expense	26	78
Asset and property management expense	(373)	(1,082)
Other income/expense	81	684
Transaction costs	—	(161)
Capital lease interest	(751)	(2,249)
CORE PORTFOLIO AND FUND INCOME	28,696	89,700

FEE INCOME
Asset and property management fees	213	657
Promote income from funds, net	—	—
Net promote and other transactional income	—	—
Transactional fees [3]	133	361
Income tax provision	(464)	(851)
Total Fee Income	(118)	167

General and Administrative	(7,982)	(24,359)

Depreciation and amortization	(28,507)	(86,368)
Non-real estate depreciation and amortization	(169)	(387)
Gain on disposition of properties	5,107	5,141
Loss before equity in earnings and noncontrolling interests	(2,973)	(16,106)

Equity in earnings of unconsolidated affiliates	376	7,079
Noncontrolling interests	11,822	33,336

NET INCOME ATTRIBUTABLE TO ACADIA	$9,225	$24,309

Supplemental Report - September 30, 2018	6

Income Statement - Pro Rata Adjustments

(in thousands)

	Quarter Ended September 30, 2018		Year to Date September 30, 2018
	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
CORE PORTFOLIO AND FUND INCOME
PROPERTY REVENUES
Minimum rents	$(15,015)	$8,826	$(41,736)	$23,821
Percentage rents	(67)	5	(246)	117
Expense reimbursements - CAM	(1,917)	640	(5,111)	2,071
Expense reimbursements - Taxes	(2,101)	1,993	(5,039)	4,660
Other property income	(281)	(155)	(1,047)	(28)
Total Property Revenues	(19,381)	11,309	(53,179)	30,641

PROPERTY EXPENSES
Property operating - CAM	(3,776)	713	(10,957)	2,018
Other property operating (Non-CAM)	(1,281)	307	(3,909)	782
Real estate taxes	(3,545)	2,292	(8,286)	5,371
Total Property Expenses	(8,602)	3,312	(23,152)	8,171
NET OPERATING INCOME - PROPERTIES	(10,779)	7,997	(30,027)	22,470

OTHER INCOME (EXPENSE)
Interest income	(1,810)	—	(4,991)	5
Straight-line rent income	(1,497)	623	(4,434)	1,703
Above/below-market rent	(425)	188	(2,543)	593
Interest expense	9,985	(3,307)	25,659	(7,558)
Amortization of finance costs	1,107	(141)	3,015	(496)
Above/below-market interest expense	—	21	—	63
Asset and property management expense	330	(200)	894	(524)
Other income/expense	(228)	—	(671)	395
Transaction costs	—	—	64	—
Capital lease interest	—	—	—	—
CORE PORTFOLIO AND FUND INCOME	(3,317)	5,181	(13,034)	16,651

FEE INCOME
Asset and property management fees	3,999	64	11,952	212
Promote income from funds, net	—	—	158	—
Net promote and other transactional income	—	—	(2,462)	3,262
Transactional fees	3,279	5	5,792	87
Income tax provision	51	(4)	122	(23)
Total Fee Income	7,329	65	15,562	3,538

General and Administrative	301	(17)	990	(103)
Depreciation and amortization	11,955	(4,590)	35,299	(12,744)
Non-real estate depreciation and amortization	—	—	—	—
Gain on disposition of properties	(3,850)	(263)	(3,907)	(263)
Income before equity in earnings and noncontrolling interests	12,418	376	34,910	7,079

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(596)	—	(1,574)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$11,822	$376	$33,336	$7,079

Supplemental Report - September 30, 2018	7

Consolidated Balance Sheet 7

(in thousands)

ASSETS	Consolidated Balance Sheet As Reported	Line Item Details:
Real estate
Land	$674,758	The components of Real estate under development, at cost are as follows:
Buildings and improvements	2,637,145	Core	$7,842
Construction in progress	34,919	Fund II	6,039
Properties under capital lease	76,965	Fund III	91,063
	3,423,787	Fund IV	84,443
Less: accumulated depreciation	(396,077)	Total	$189,387
Operating real estate, net	3,027,710
Real estate under development	189,387	Summary of other assets, net:
Net investments in real estate	3,217,097	Deferred charges, net	$26,931
Notes receivable, net	109,410	Prepaid expenses	17,884
Investments in and advances to unconsolidated affiliates	301,717	Accrued interest receivable	15,352
Lease intangibles, net	112,249	Derivative financial instruments	15,115
Other assets, net	97,626	Other receivables	4,764
Cash and cash equivalents	9,525	Deposits	4,505
Straight-line rents receivable, net	41,603	Due from seller	4,300
Rents receivable, net	16,981	Income taxes receivable	3,187
Restricted cash	12,508	Corporate assets	2,063
Total Assets	$3,918,716	Due from related parties	2,386
		Deferred tax assets	1,139
LIABILITIES AND SHAREHOLDERS' EQUITY		Total	$97,626
Mortgage and other notes payable, net	$964,796
Unsecured notes payable, net	488,933
Unsecured line of credit	28,000	Summary of accounts payable and other liabilities:
Accounts payable and other liabilities	105,116	Accounts payable and accrued expenses	$63,435
Lease intangibles, net	97,777	Deferred income	28,539
Capital lease obligation	70,983	Tenant security deposits, escrow and other	10,364
Dividends and distributions payable	23,711	Derivative financial instruments	361
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,596	Income taxes payable	19
Total Liabilities	1,794,912	Other	2,398
Shareholders' equity		Total	$105,116
Common shares	82
Additional paid-in capital	1,546,405
Accumulated other comprehensive income	13,267
Distributions in excess of accumulated earnings	(73,990)
Total Acadia shareholders' equity	1,485,764
Noncontrolling interests	638,040
Total Shareholders' Equity	2,123,804
Total Liabilities and Shareholders' Equity	$3,918,716

Supplemental Report - September 30, 2018	8

Pro-Rata Balance Sheet Adjustments 7

(in thousands)

	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
ASSETS
Real estate
Land	$(155,608)	$86,229
Buildings and improvements	(868,194)	360,059
Construction in progress	(15,861)	99
Properties under capital lease	—	—
	(1,039,663)	446,387
Less: accumulated depreciation	55,256	(63,179)
Operating real estate, net	(984,407)	383,208
Real estate under development	(136,262)	296
Net investments in real estate	(1,120,669)	383,504
Notes receivable, net	(39,604)	—
Investments in and advances to unconsolidated affiliates	(53,776)	(247,514)
Lease intangibles, net	(37,716)	10,981
Other assets, net	(11,649)	18,396
Cash and cash equivalents	(5,584)	4,004
Straight-line rents receivable, net	(12,692)	5,501
Rents receivable, net	(3,985)	2,506
Restricted cash	(9,203)	912
Total Assets	$(1,294,878)	$178,290

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(608,722)	$162,091
Unsecured notes payable, net	(107,043)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(49,586)	21,402
Lease intangibles, net	(22,014)	10,393
Capital lease obligation	—	—
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,596)
Total Liabilities	(787,365)	178,290
Shareholders' equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders' equity	—	—
Noncontrolling interests	(507,513)	—
Total Shareholders' Equity	(507,513)	—
Total Liabilities and Shareholders' Equity	$(1,294,878)	$178,290

Supplemental Report - September 30, 2018	9

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.	Net of capitalized interest of $1.8 million for the quarter and $4.7 million for the year to date period ended September 30, 2018.

3.	Consists of development, construction, leasing and legal fees.

4.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

5.

Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

6.	Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $0.6 million for the quarter and $1.6 million for the year-to-date period ended September 30, 2018.

7.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

Supplemental Report - September 30, 2018	10

Funds from Operations ("FFO") 1

(in thousands)

	Quarter Ended	Quarter Ended	Quarter Ended	Year to Date
Funds from operations ("FFO"):	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2018

Net Income	$7,419	$7,665	$9,225	$24,309
Add back:
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	21,085	21,586	21,141	63,812
Gain on disposition of depreciable properties (net of noncontrolling interest share)	—	—	(994)	(994)
Impairment charge	—	—	—	—
Income attributable to noncontrolling interests' share in Operating Partnership	612	633	731	1,976
FFO to Common Shareholders and Common OP Unit holders	$29,116	$29,884	$30,103	$89,103

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$29,116	$29,884	$30,103	$89,103
Straight-line rent, net	(1,399)	(1,381)	(1,101)	(3,881)
Above/(below)-market rent	(2,177)	(2,169)	(2,119)	(6,465)
Amortization of finance costs	595	594	642	1,831
Above/below-market interest	(47)	(47)	(47)	(141)
Non-real estate depreciation	111	107	169	387
Leasing commissions	(212)	(632)	(320)	(1,164)
Tenant improvements	(1,224)	(2,211)	(3,745)	(7,180)
Capital expenditures	(957)	(152)	(1,471)	(2,580)
AFFO to Common Shareholders and Common OP Unit holders	$23,806	$23,993	$22,111	$69,910

Total weighted average diluted shares and OP Units	89,067	87,485	87,251	87,900

Diluted FFO per Common share and OP Unit:
FFO	$0.33	$0.34	$0.35	$1.01

__________

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

Supplemental Report - September 30, 2018	11

EBITDA

(in thousands)

	Quarter Ended September 30, 2018			Year to Date September 30, 2018
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total

NET INCOME ATTRIBUTABLE TO ACADIA	$10,766	$(1,541)	$9,225	$28,764	$(4,455)	$24,309

Adjustments:
Depreciation and amortization	17,812	3,499	21,311	54,339	9,861	64,200
Interest expense	6,425	2,641	9,066	19,509	6,751	26,260
Amortization of finance costs	320	322	642	955	876	1,831
Above/below-market interest	(47)	—	(47)	(141)	—	(141)
Gain on disposition of properties	—	(994)	(994)	—	(971)	(971)
Transaction costs	—	—	—	80	17	97
Provision for income taxes	417	—	417	730	22	752
Noncontrolling interest - OP	596	—	596	1,574	—	1,574

EBITDA	$36,289	$3,927	$40,216	$105,810	$12,101	$117,911

Supplemental Report - September 30, 2018	12

Core Portfolio

Same Property Performance 1

(in thousands)

	Quarter Ended			Year to Date
			Change			Change
	September 30, 2018	September 30, 2017	Favorable/ (Unfavorable)	September 30, 2018	September 30, 2017	Favorable/ (Unfavorable)

Summary
Minimum rents	$33,894	$33,195	2.1%	$100,016	$99,131	0.9%
Expense reimbursements	10,759	9,043	19.0%	29,009	27,284	6.3%
Other property income	201	209	(3.8)%	778	810	(4.0)%

Total Revenue	44,854	42,447	5.7%	129,803	127,225	2.0%

Expenses
Property operating - CAM & Real estate taxes	12,061	10,477	(15.1)%	33,258	31,003	(7.3)%
Other property operating (Non-CAM)	445	698	36.2%	1,791	2,453	27.0%

Total Expenses	12,506	11,175	(11.9)%	35,049	33,456	(4.8)%

Same Property NOI - Core properties	$32,348	$31,272	3.4%	$94,754	$93,769	1.1%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	1,192	1,471		5,322	5,722
Core NOI	$33,540	$32,743		$100,076	$99,491

Other same property information
Physical Occupancy	95.2%	94.6%
Leased Occupancy	95.8%	95.3%

__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Supplemental Report - September 30, 2018	13

Fee Income by Fund

(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date September 30, 2018
Asset and property management fees	$1,637	$1,973	$3,799	$5,213	$199	$12,821
Transactional fees	605	1,941	2,483	903	308	6,240
Total fees	$2,242	$3,914	$6,282	6,116	$507	$19,061

Quarter Ended September 30, 2018
Asset and property management fees	$585	$637	$1,236	$1,761	$57	$4,276
Transactional fees	237	1,335	1,415	332	98	3,417
Total fees	$822	$1,972	$2,651	2,093	$155	$7,693

Quarter Ended June 30, 2018
Asset and property management fees	$596	$649	$1,278	$1,760	$63	$4,346
Transactional fees	115	406	299	409	131	1,360
Total fees	$711	$1,055	$1,577	2,169	$194	$5,706

Quarter Ended March 31, 2018
Asset and property management fees	$456	$687	$1,285	$1,692	$79	$4,199
Transactional fees	253	200	769	162	79	1,463
Total fees	$709	$887	$2,054	1,854	$158	$5,662

Supplemental Report - September 30, 2018	14

Structured Financing Portfolio

(in thousands)

	June 30, 2018			Current Period					Stated	Effective
	Principal	Accrued			Repayments /	Current	Accrued	Balance at	Interest	Interest
Investment	Balance	Interest	Total	Advances	Conversions	Principal [1]	Interest	September 30, 2018	Rate	Rate	Maturity Dates

First mortgage notes	$56,475	$3,426	$59,901	$—	$—	$56,475	$3,627	$60,102	7.44%	7.44%	Apr-19 to Apr-20

Total Core notes receivable	$56,475	$3,426	$59,901	$—	$—	$56,475	$3,627	$60,102	7.44%	7.44%

__________

1. Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$56,475
Pro-rata share of Fund loans						13,278

Total Pro-rata Notes Receivable						$69,806

Supplemental Report - September 30, 2018	15

Transactional Activity

(in thousands)

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Key Tenants	Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

ACQUISITIONS

Fund V:
Trussville	Trussville, AL	Wal-Mart, Regal Cinemas	February 21, 2018	$45,259	100.00%	$45,259	$9,097
Elk Grove Commons	Elk Grove, CA	Trader Joe's, Homegoods	July 18, 2018	59,320	100.00%	59,320	11,923
				$104,579		$104,579	$21,020

DISPOSITIONS
Fund II:
Sherman Avenue	New York, NY		April 17, 2018	$26,000	99.10%	$25,766	$7,300
				26,000		25,766	7,300

Fund IV:
Broughton Street Portfolio (3 properties)	Savannah, GA		Jan 18 + Aug 29, 2018	10,000	100.00%	10,000	2,312
Lake Montclair	Dumfries, VA		August 27, 2018	22,450	100.00%	22,450	5,190
1861 Union Street	San Francisco, CA		August 29, 2018	6,000	90.00%	5,400	1,248

				38,450		37,850	8,750

				$64,450		$63,616	$16,050

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type		Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

Core:
55-57 Spring Street	Redemption		January 24, 2018	$(26,000)	100.00%	$—	$(26,000)
135 East 65th	Advance		March 16, 2018	2,801	100.00%	—	2,801
Town Center	Conversion		March 28, 2018	(22,021)	100.00%	—	(22,021)

				$(45,220)		$—	$(45,220)

Supplemental Report - September 30, 2018	16

2018 Guidance

Summary	Updated Guidance	Previous Guidance	2017 Actual [1]

Funds from operations, prior to transactional activity [2]	$1.33 to $1.34	$1.29 to $1.34	N/A
Funds from operations Per Share Guidance Range[2]	$1.36 to $1.40	$1.33 to $1.45	$1.51

Earnings Per Share	$0.39 to $0.43	$0.37 to $0.48	$0.73

FFO Components

(dollars in millions, except per share amounts)
Property NOI:
Core	$133.0 to $134.0	$132.8 to $133.4	$131.7
Fund	11.0 to 12.0	12.3 to 12.8	10.3
Straight-line and above/below market rents [3]	15.0 to 16.0	11.3 to 12.2	15.2
Interest income (Structured Finance Portfolio)	6.4 to 7.0	8.9	22.0
Fund fee income, net of taxes	24.0 to 24.5	20.9 to 23.2	23.4
Net promote and other transactional income [4]	1.0 to 3.0	2.5 to 5.5	1.7
Interest expense, net of capitalized interest [5]	(40.0) to (41.0)	(39.6) to (38.7)	(38.5)
General and administrative [6]	(31.5) to (32.0)	(31.5) to (32.0)	(31.7)
Non-real estate depreciation and other expenses	(0.1) to (0.5)	(0.6)	(0.7)

Additional Guidance Assumptions

Fully diluted common shares and OP Units - weighted average	87,500 to 88,000	N/A

Core acquisitions [7]	$55M to $100M	$0 to $275M

Fund acquisitions	$105M to $400M	$200M to $700M

__________

1.	Before 2017 special items (gain on change in control, partially offset by impairment and acquisition costs), which aggregated $0.01 per share, or $1.3 million.
2.

For a reconciliation of FFO per share to net income per share, please see the “2018 Guidance” section of the earnings release in Section I of this Supplemental Report. 2018 FFO guidance and comparable 2017 results are before acquisition and gains/losses on sale or impairment of depreciated and non-operating properties.

3.	Includes $1.0 to $2.0 million associated with the potential recapture of below market leases.
4.	Represents net promote and other fund transactional activity.
5.	Inclusive of interest expense, amortization of finance costs, above and below market interest and capital lease interest.
6.	Excludes approximately $0.02 of internal leasing costs, which will be expensed and no longer deferred under new accounting guidance effective January 1, 2019.
7.	Includes Core, Structured Finance Investments and Stock Repurchases.

Supplemental Report - September 30, 2018	17

Net Asset Valuation Information

(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter Fund Level NOI
Net Operating Income [1]	$33,540	N/A	$421	$6,219	$5,962
Less:
(Income) loss from properties sold or under contract	—	N/A	81	106	—
(Income) loss from pre-stabilized assets [3]	(698)	N/A	(505)	(2,319)	—
(Income) loss from development projects [4]	(56)	N/A	3	3	—
Net Operating Income of stabilized assets	$32,786	N/A	$—	$4,009	$5,962

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$—	N/A	$18,729	$69,221	$—
Development and redevelopment projects [4]	32,400	N/A	19,976	24,946	—
Total Costs to Date	$32,400	N/A	$38,705	$94,167	$—

Debt (Pro Rata)	$709,926	N/A	$13,802	$97,485	$40,114

Capital Lease (Pro Rata)	$70,983	N/A	$—	$—	$—

__________

1.	Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.

2.	Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $528.5 million and debt of $261.6 million.

3.

Consists of the following projects for the Core Portfolio: City Center; Fund III: 640 Broadway, 654 Broadway and Nostrand; Fund IV: Paramus Plaza, 210 Bowery, Broughton Street Portfolio, 801 Madison, 27 E 61st Street, 938 West North, 1964 Union Street, 17 East 71st Street, 1035 Third Avenue and 650 Bald Hill Road.

4.	See “Development and Redevelopment Activity” page in this Supplemental Report.

Supplemental Report - September 30, 2018	18

Selected Financial Ratios

(in thousands)

	Quarter Ended September 30, 2018				Year to Date September 30, 2018					Quarter Ended
	2018		2017		2018		2017			September 30, 2018		June 30, 2018
COVERAGE RATIOS [1]									LEVERAGE RATIOS

Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$36,289		$37,750		$105,810		$117,574		Debt + Preferred Equity (Preferred O.P. Units)	$945,719		$931,539
Interest expense	6,425		6,632		19,509		20,937		Total Market Capitalization	3,369,249		3,297,977
Principal Amortization	901		1,059		2,894		3,605		Debt + Preferred Equity/
Preferred Dividends [3]	135		138		404		415		Total Market Capitalization	28%		28%
Fixed-Charge Coverage Ratio - Core Portfolio	4.9	x	4.8	x	4.6	x	4.7	x

EBITDA divided by:	$40,216		$42,564		$117,911		$129,309		Debt [6]	$937,774		$920,905
Interest expense	9,066		8,631		26,260		25,062		Total Market Capitalization	3,369,249		3,297,977
Principal Amortization	1,144		1,246		3,625		4,165		Net Debt + Preferred Equity/
Preferred Dividends	135		138		404		415		Total Market Capitalization	28%		28%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.9	x	4.3	x	3.9	x	4.4	x

Payout Ratios									Debt/EBITDA Ratios

Dividends declared (per share/OP Unit)	$0.27		$0.26		$0.81		$0.78		Debt	$709,926		$696,826
									EBITDA	145,314		139,078
Dividends (Shares) & Distributions (OP Units) declared	$23,710		$23,355		$71,433		$70,057		Debt/EBITDA - Core Portfolio	4.9	x	5.0	x
FFO	30,103		32,866		89,103		101,607
FFO Payout Ratio	79%		71%		80%		69%		Debt [5]	$704,059		$690,962
									EBITDA	145,314		139,078
									Net Debt/EBITDA - Core Portfolio	4.8	x	5.0	x
Dividends (Shares) & Distributions (OP Units) declared	$23,710		$23,355		$71,433		$70,057
AFFO	22,111		27,461		69,910		85,663		Debt [4]	$931,722		$917,872
AFFO Payout Ratio	107%		85%		102%		82%		EBITDA	161,822		154,774
									Debt/EBITDA - Core Portfolio and Funds	5.8	x	5.9	x

									Debt [6]	$923,777		$907,238
									EBITDA	161,822		154,774
									Net Debt/EBITDA - Core Portfolio and Funds	5.7	x	5.9	x

__________

Supplemental Report - September 30, 2018	19

1.

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
3.	Represents preferred distributions on Preferred Operating partnership Units.
4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.
5.	Reflects debt net of the current Core Portfolio cash balance at end of period.
6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

Reconciliation of EBITDA to Adjusted EBITDA

Core EBITDA as reported	$36,289
Less promote for quarter	—
Adjusted Core EBITDA	36,289

Annualized Core EBITDA	145,156
Add: Annualized net Promote	158
Adjusted Annualized Core EBITDA	145,314

Funds EBITDA as reported	3,927
Less promote and other transactional income for quarter	—
Adjusted Fund EBITDA	3,927

Annualized Fund EBITDA	15,708
Add: Annualized net Promote	800
Adjusted annualized Fund EBITDA	16,508
Adjusted Annualized EBITDA Core and Funds	$161,822

Supplemental Report - September 30, 2018	20

Portfolio Debt - Summary

(in thousands)

	Acadia Pro-Rata Share of Debt [2]										Reconciliation to Consolidated Debt as Reported
	Core Portfolio			Funds			Total
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported

Fixed-Rate Debt [1]	$378,000	3.2%	4.5	$—	—	—	$378,000	41%	3.2%	4.5	$—	$—	$378,000
Variable-Rate Debt [5]	—	—	—	32,283	4.1%	1.6	32,283	3%	4.1%	1.6	107,042	—	139,325
								44%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	290,092	4.2%	7.3	95,680	4.4%	2.6	385,772	41%	4.2%	6.2	323,115	(105,895)	602,992
Variable-Rate Debt [5]	41,834	3.8%	4.9	93,833	4.8%	1.4	135,667	15%	4.5%	2.5	292,891	(57,006)	371,552
								56%

Total	$709,926	3.6%	5.7	$221,796	4.5%	2.0	$931,722	100%	3.8%	4.8	$723,048	$(162,901)	1,491,869
Unamortized premium													779
Net unamortized loan costs													(10,919)
Total													$1,481,729

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.
2.	Represents the Company's pro-rata share of debt based on its percent ownership.
3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.	Based on debt maturity date without regard to swap expirations or available extension options.

Supplemental Report - September 30, 2018	21

Portfolio Debt - Detail

(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2018	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	07/01/16	None
163 Highland Avenue		8,919	100.00%	8,919	4.66%	02/01/24	None
Crossroads Shopping Center		66,502	49.00%	32,586	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		16,626	50.00%	8,313	4.72%	12/10/27	None
State & Washington		24,575	100.00%	24,575	4.40%	09/05/28	None
239 Greenwich Avenue		27,000	75.00%	20,250	3.88%	01/10/29	None
North & Kingsbury		12,650	100.00%	12,650	4.01%	11/05/29	None
151 North State Street		13,958	100.00%	13,958	4.03%	12/01/29	None
Concord & Milwaukee		2,747	100.00%	2,747	4.40%	06/01/30	None
California & Armitage		2,580	100.00%	2,580	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		364,676	100.00%	364,676	3.15%	4.7 YRS
Secured interest rate swaps [1]		32,832	99.55%	32,685	3.59%	5.6 YRS

Sub-Total Fixed-Rate Debt		732,815		654,768	3.60%

Secured Variable-Rate Debt
28 Jericho Turnpike		14,042	100.00%	14,042	LIBOR+190	01/23/23	None
60 Orange Street		7,331	98.00%	7,184	LIBOR+175	04/03/23	None
Gotham Plaza		20,070	49.00%	9,834	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
330-340 River Street		11,459	100.00%	11,459	LIBOR+170	06/01/26	None
Secured interest rate swaps [1]		(32,832)	99.55%	(32,685)	LIBOR+148	5.6 YRS

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		28,000	100.00%	28,000	LIBOR+135	03/31/22	2 x 6 mos.
Unsecured Term Loan		350,000	100.00%	350,000	LIBOR+125	03/31/23	None
Unsecured interest rate swaps [1]		(364,676)	100.00%	(364,676)	LIBOR+104	4.7 YRS

Sub-Total Variable-Rate Debt		193,394		55,158	LIBOR+160

Total Debt - Core Portfolio		$926,209		$709,926	3.60%

Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	200,000	26.67%	53,340	4.75%	05/29/20	None
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/01/25	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	06/01/26	None
CityPoint [4,5]	Fund II	5,262	26.67%	1,403	1.00%	08/23/42	None
Interest rate swaps [1]	Funds II, IV & V	178,030	22.04%	39,234	4.13%	2.8 YRS
Sub-Total Fixed-Rate Debt		391,481		95,680	4.42%

Supplemental Report - September 30, 2018	22

Portfolio Debt - Detail

(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2018	Percent	Amount	Rate	Maturity	Options

Variable-Rate Debt
230/240 W. Broughton	Fund IV	10,028	11.56%	1,159	LIBOR+300	10/01/18	None
210 Bowery	Fund IV	11,107	23.12%	2,568	LIBOR+275	11/15/18	None
Promenade at Manassas [4]	Fund IV	24,540	22.78%	5,590	LIBOR+170	11/19/18	None
Acadia Strategic Opportunity IV LLC	Fund IV	—	23.12%	—	LIBOR+165	12/31/18	None
Paramus Plaza [4]	Fund IV	17,808	11.56%	2,059	LIBOR+170	02/20/19	None
146 Geary Street	Fund IV	27,700	23.12%	6,404	LIBOR+340	07/14/19	2 x 12 mos.
938 W. North Avenue	Fund IV	14,100	23.12%	3,260	LIBOR+265	09/01/19	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	40,825	23.12%	9,439	LIBOR+275	10/31/19	None
Broughton Street Portfolio	Fund IV	19,773	23.12%	4,572	LIBOR+300	11/08/19	1 x 12 mos.
717 N. Michigan Avenue	Fund IV	66,617	23.12%	15,402	LIBOR+395	12/09/19	2 x 12 mos.
640 Broadway [4]	Fund III	49,470	15.49%	7,663	LIBOR+465	01/09/20	2 x 12 mos.
Wake Forest Crossing	Fund IV	23,796	23.12%	5,502	LIBOR+160	02/14/20	2 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	03/13/20	None
650 Bald Hill Road	Fund IV	15,843	20.81%	3,297	LIBOR+265	04/27/20	None
Acadia Strategic Opportunity Fund V LLC	Fund V	61,500	20.10%	12,362	LIBOR+160	05/04/20	None
Eden Square [4]	Fund IV	22,500	22.78%	5,126	LIBOR+215	06/01/20	1 x 12 mos.
17 E. 71st Street	Fund IV	18,965	23.12%	4,385	LIBOR+190	06/09/20	None
Cortlandt Crossing	Fund III	11,157	24.54%	2,738	Prime+300	06/19/20	None
Nostrand Avenue	Fund III	10,227	24.54%	2,510	LIBOR+265	07/01/20	1 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC	Fund II	37,000	28.33%	10,482	LIBOR+165	09/20/20	2 x 12 mos.
Hickory Ridge	Fund V	28,613	20.10%	5,751	LIBOR+225	10/05/20	None
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	LIBOR+215	01/24/21	2 x 12 mos.
1035 Third Avenue	Fund IV	38,530	23.12%	8,908	LIBOR+235	01/27/21	None
New Towne Center	Fund V	16,900	20.10%	3,397	LIBOR+220	02/01/21	2 x 12 mos.
Fairlane Green	Fund V	40,300	20.10%	8,100	LIBOR+190	06/05/21	2 x 12 mos.
Trussville Promenade	Fund V	29,370	20.10%	5,903	LIBOR+185	06/15/21	2 x 12 mos.
Restaurants at Fort Point	Fund IV	6,257	23.12%	1,447	LIBOR+235	08/25/21	None
CityPoint [4]	Fund II	19,386	26.67%	5,170	LIBOR+139	11/01/21	None
3104 M Street [4,6]	Fund III	4,539	19.63%	891	Prime+50	12/10/21	None
Airport Mall	Fund IV	5,510	23.12%	1,274	LIBOR+200	04/01/22	None
Colonie Plaza	Fund IV	11,890	23.12%	2,749	LIBOR+225	04/01/22	None
Dauphin Plaza	Fund IV	10,084	23.12%	2,331	LIBOR+200	04/01/22	None
JFK Plaza	Fund IV	4,408	23.12%	1,019	LIBOR+200	04/01/22	None
Shaw's Plaza (Waterville)	Fund IV	7,889	23.12%	1,824	LIBOR+200	04/01/22	None
Wells Plaza	Fund IV	3,307	23.12%	765	LIBOR+200	04/01/22	None
Shaw's Plaza (Windham)	Fund IV	5,886	23.12%	1,361	LIBOR+200	12/01/22	None
Interest rate swaps [1]	Funds II, IV & V	(178,030)	22.04%	(39,234)	LIBOR+202	2.8 YRS
Sub-Total Variable-Rate Debt		583,788		126,116	LIBOR+250
Total Debt - Funds		$975,269		$221,796	4.48%
Total Debt - Core Portfolio and Funds		$1,901,478		$931,722	3.84%

_________

1.

The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.

2.	This loan is in default as of September 30, 2018 and is accruing interest for accounting purposes at the default rate of 11%.
3.	This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000. The interest rate will vary based on levels of leverage.
4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.	This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for one dollar at the end of the term.
6.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

Supplemental Report - September 30, 2018	23

Future Debt Maturities 1

(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2018	$1,163	$26,250	$27,413	$899	$5,833	$6,732	6.00%	6.00%	n/a
2019	5,195	—	5,195	4,003	—	4,003	n/a	n/a	n/a
2020	5,433	—	5,433	4,188	—	4,188	n/a	n/a	n/a
2021	5,671	—	5,671	4,371	—	4,371	n/a	n/a	n/a
2022	5,892	28,000	33,892	4,539	28,000	32,539	3.46%	n/a	3.46%
Thereafter	23,576	825,029	848,605	20,026	638,067	658,093	3.69%	4.17%	3.44%
Total	$46,930	$879,279	$926,209	$38,026	$671,900	$709,926

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2018	$1,027	$45,584	$46,611	$217	$9,298	$9,515	4.29%	n/a	4.29%
2019	3,287	186,479	189,766	760	41,095	41,855	5.24%	n/a	5.24%
2020	2,962	500,313	503,275	689	118,054	118,743	4.52%	4.75%	4.33%
2021	1,724	175,417	177,141	406	37,761	38,167	4.13%	n/a	4.13%
2022	453	44,573	45,026	105	10,305	10,410	4.18%	n/a	4.18%
Thereafter	—	13,450	13,450	—	3,106	3,106	2.44%	2.44%	n/a
Total	$9,453	$965,816	$975,269	$2,177	$219,619	$221,796

__________

1.	Does not include any applicable extension options or subsequent refinancings.

Supplemental Report - September 30, 2018	24

Core Portfolio Retail Properties - Detail 1

				Gross Leasable Area (GLA)				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Year Acquired	Acadia's Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy Total	Base Rent (ABR)	ABR PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$4,730,741	$260.78
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	7,738,046	88.81
Rush and Walton Streets Collection (5 properties)	Lululemon, BHLDN, Marc Jacobs	2011/12	100.0%	32,501	—	—	32,501	85.3%	—%	—%	85.3%	85.3%	5,902,236	212.90
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—%	—%	100.0%	100.0%	2,022,727	43.73
Clark Street and W. Diversey Collection (3 properties)	Ann Taylor, Starbucks	2011/12	100.0%	23,531	—	—	23,531	70.8%	—%	—%	70.8%	70.8%	929,291	55.76
Halsted and Armitage Collection (9 properties)	Serena and Lily, Bonobos, Warby Parker	2011/12	100.0%	45,123	—	—	45,123	86.4%	—%	—%	86.4%	96.7%	1,495,987	38.35
North Lincoln Park Chicago Collection (6 properties)	Forever 21, Champion, Carhartt	2011/14	100.0%	22,125	—	27,794	49,919	100.0%	—%	27.1%	59.4%	59.4%	1,303,725	43.96
State and Washington	H & M, Nordstrom Rack	2016	100.0%	78,819	—	—	78,819	100.0%	—%	—%	100.0%	100.0%	3,221,107	40.87
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700	100.0%	—%	—%	100.0%	100.0%	1,634,182	39.19
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	74.1%	—%	—%	74.1%	86.3%	306,935	31.62
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	615,421	47.73
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	63.9%	63.9%	63.9%	719,354	29.63
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	97.7%	—%	—%	97.7%	97.7%	6,596,781	38.32
				612,005	—	84,064	696,069	95.9%	—%	53.2%	90.7%	92.9%	38,646,533	61.20
New York Metro
Soho Collection (4 properties)	Paper Source, Kate Spade, 3x1 Jeans	2011/14	100.0%	12,511	—	—	12,511	82.4%	—%	—%	82.4%	82.4%	3,299,929	319.95
5-7 East 17th Street	Union Park Events	2008	100.0%	11,467	—	—	11,467	100.0%	—%	—%	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777	77.8%	—%	—%	77.8%	77.8%	1,973,188	438.80
61 Main Street	—	2014	100.0%	3,400	—	—	3,400	—	—%	—%	—	—	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—%	—%	100.0%	100.0%	964,280	84.96
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	Mattress Firm	2005	100.0%	—	—	14,590	14,590	—	—%	100.0%	100.0%	100.0%	486,335	33.33
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,593,328	96.26
252-256 Greenwich Avenue	Madewell, Jack Wills	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,336,219	167.32

Supplemental Report - September 30, 2018	25

Core Portfolio Retail Properties - Detail 1

				Gross Leasable Area (GLA)				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Year Acquired	Acadia's Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy Total	Base Rent (ABR)	ABR PSF

2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—	100.0%	100.0%	100.0%	100.0%	963,001	23.88
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	767,674	377.98
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,355,308	170.21
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—	—%	100.0%	100.0%	100.0%	1,158,573	39.79
991 Madison Avenue	Vera Wang, Perrin Paris, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	91.1%	—%	—%	91.1%	91.1%	2,627,502	383.73
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—	100.0%	89.4%	95.0%	100.0%	3,151,932	33.29
Gotham Plaza	Bank of America, Children's Place	2016	49.0%	—	—	25,927	25,927	—%	—%	69.3%	69.3%	81.0%	1,064,361	59.22
				99,026	86,950	135,650	321,626	92.4%	100.0%	90.4%	93.6%	96.1%	24,145,804	80.19
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,216,434	41.77
				—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,216,434	41.77
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steak- house, TD Bank	2012	100.0%	20,669	—	—	20,669	93.7%	—%	—%	93.7%	100.0%	1,197,904	61.85
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.4%	93.4%	100.0%	1,706,305	31.67
M Street and Wisconsin Corridor (25 Properties) [3]	Lululemon, Sephora, The Reformation	2011/16	25.4%	240,586	—	—	240,586	92.2%	—%	—%	92.2%	96.2%	15,799,881	71.27
				261,255	25,134	32,533	318,922	92.3%	100.0%	88.4%	92.5%	97.1%	18,704,090	63.41
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,243,517	22.93
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	261,777	249.31
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,505,294	27.23

Total Street and Urban Retail				973,336	272,746	294,643	1,540,725	94.6%	100.0%	81.0%	92.9%	95.4%	$89,218,155	$62.32

Acadia Share Total Street and Urban Retail				779,670	272,746	281,420	1,333,836	95.0%	100.0%	81.5%	93.2%	95.4%	$75,855,095	$61.04

Supplemental Report - September 30, 2018	26

Core Portfolio Retail Properties - Detail 1

				Gross Leasable Area (GLA)				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Year Acquired	Acadia's Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy Total	Base Rent (ABR)	ABR PSF

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	81,300	143,910	—%	100.0%	85.7%	91.9%	91.9%	3,757,865	$28.41
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	82.4%	90.3%	90.3%	1,382,298	14.64
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	730,000	7.18

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	91.7%	91.7%	91.7%	2,669,220	33.41
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,114	123,378	—%	100.0%	79.6%	92.2%	92.2%	3,066,833	26.96
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	62.7%	84.7%	84.7%	1,774,669	33.12
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	45,754	97,806	—%	100.0%	85.5%	93.2%	93.2%	1,232,004	13.52
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	Home Goods,Pet- Smart, Kmart	1998	49.0%	—	202,727	109,177	311,904	—%	100.0%	84.6%	94.6%	95.3%	6,936,097	23.51
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—%	100.0%	100.0%	100.0%	100.0%	2,153,484	8.42
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	70.7%	83.0%	83.0%	2,455,471	32.66

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.6%	98.7%	98.7%	1,763,621	16.39

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,360,858	10.47
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	67.7%	90.9%	90.9%	1,891,467	9.53
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,311,747	32.38

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—%	100.0%	93.7%	98.2%	98.2%	2,129,914	21.33

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—%	100.0%	70.4%	85.8%	85.8%	1,306,922	15.36

Supplemental Report - September 30, 2018	27

Core Portfolio Retail Properties - Detail 1

				Gross Leasable Area (GLA)				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Year Acquired	Acadia's Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy Total	Base Rent (ABR)	ABR PSF

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	100.0%	88.1%	94.3%	94.3%	3,293,087	14.79

Michigan
Bloomfield Town Square	Best Buy, Home Goods, TJ Maxx	1998	100.0%	—	153,839	81,183	235,022	—%	100.0%	73.6%	90.9%	94.9%	3,333,483	15.61

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	65.1%	—	748,210	51,808	800,018	—%	94.2%	91.9%	94.0%	94.0%	13,015,873	17.30
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,072,194	30.11
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	63.9%	63.9%	63.9%	614,847	48.49

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	850,978	5.45
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—%	100.0%	100.0%	100.0%	100.0%	1,297,147	7.39
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	100.0%	100.0%	100.0%	963,468	25.59
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—%	100.0%	62.5%	94.5%	94.5%	928,431	16.75

Total Suburban Properties				—	3,289,925	1,143,280	4,433,205	—%	98.7%	83.9%	94.9%	95.1%	67,483,509	$17.02

Acadia Share Total Suburban Properties				—	2,960,390	1,062,775	4,023,165	—	99.3%	83.8%	95.2%	95.5%	$60,190,164	$16.77

TOTAL CORE PROPERTIES				973,336	3,562,671	1,437,923	5,973,930	94.6%	98.8%	83.3%	94.4%	95.2%	156,701,664	$29.04

Acadia Share Total Core Properties				779,670	3,233,136	1,344,195	5,357,001	95.0%	99.4%	83.3%	94.7%	95.5%	$136,045,258	$28.15

__________

1.

The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.	Excludes 94,000 of office GLA.
4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Supplemental Report - September 30, 2018	28

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) 1

	Number of	Pro-Rata
	Stores in Core	Combined		Percentage of Total
Tenant	Portfolio	GLA	ABR	GLA	ABR

Target	3	390,416	$7,809,968	7.3%	5.7%
H & M	2	81,246	5,309,815	1.5%	3.9%
Royal Ahold [2]	4	207,513	3,744,728	3.9%	2.8%
Nordstrom, Inc.	2	88,982	3,515,492	1.7%	2.6%
Albertsons Companies [3]	3	171,182	3,377,140	3.2%	2.5%
Walgreens	4	68,556	3,321,875	1.3%	2.4%
Bed, Bath, and Beyond [4]	3	122,465	3,068,430	2.3%	2.3%
Ascena Retail Group [5]	5	23,233	2,622,022	0.4%	1.9%
LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.9%
Lululemon	2	7,533	2,273,647	0.1%	1.7%
Trader Joe's	3	41,432	2,225,739	0.8%	1.6%
TJX Companies [6]	7	208,450	2,095,098	3.9%	1.5%
Home Depot	3	312,718	1,928,791	5.8%	1.4%
Gap [7]	3	39,717	1,874,439	0.7%	1.4%
Bob's Discount Furniture	2	57,969	1,569,888	1.1%	1.2%
Tapestry [8]	2	4,250	1,507,069	0.1%	1.1%
JP Morgan Chase	7	28,715	1,435,144	0.5%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,424,318	0.6%	1.0%
DSW	2	35,842	1,351,836	0.7%	1.0%
Dick's Sporting Goods, Inc	2	86,415	1,321,634	1.6%	0.9%
TOTAL	64	2,108,131	$54,301,860	39.4%	39.9%

__________

1.	Does not include tenants that operate at only one Acadia Core location
2.	Stop and Shop (4 locations)
3.	Shaw’s (2 locations), Acme (1 location)
4.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
5.	Ann Taylor Loft (2 locations), Catherine’s (1 location), Dress Barn (1 location), Lane Bryant (1 location)
6.	TJ Maxx (4 locations), Marshalls (1 location), HomeGoods (2 locations); Excludes TJ Maxx Clark and Diversey location under development which will increase TJX Companies % of GLA to 4.3%
7.	Old Navy (2 Locations), Banana Republic (1 Location)
8.	Kate Spade (2 locations)

Supplemental Report - September 30, 2018	29

Core Portfolio Lease Expirations (Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M [1]	—	—	—%	$—	—%	—	—	—%	$—	—%
2018	1	1,300	0.2%	27.69	0.1%	—	—	—%	—	—%
2019	8	37,959	5.1%	65.15	4.3%	3	166,940	5.6%	12.10	4.6%
2020	12	32,987	4.5%	121.84	6.9%	6	393,038	13.3%	12.89	11.5%
2021	24	96,624	13.0%	52.73	8.8%	13	545,056	18.4%	14.60	18.1%
2022	11	54,337	7.3%	85.69	8.0%	5	187,442	6.3%	16.79	7.2%
2023	14	127,167	17.2%	68.83	15.0%	10	414,902	14.0%	17.81	16.8%
2024	14	83,114	11.2%	75.49	10.8%	12	380,275	12.9%	13.46	11.7%
2025	12	43,341	5.9%	138.77	10.3%	6	152,211	5.1%	18.33	6.4%
2026	12	24,919	3.4%	97.03	4.2%	3	72,216	2.4%	13.07	2.1%
2027	6	17,231	2.3%	80.41	2.4%	2	66,650	2.3%	23.33	3.5%
Thereafter	19	221,592	29.9%	76.95	29.2%	11	579,918	19.7%	13.67	18.1%
Total	133	740,571	100.0%	$78.56	100.0%	71	2,958,648	100.0%	$14.83	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		39,099					19,572
Total Square Feet		779,670					3,233,136

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M [1]	2	8,241	0.7%	$16.89	0.4%	2	8,241	0.2%	$16.89	0.1%
2018	9	25,438	2.3%	22.75	1.7%	10	26,738	0.6%	22.99	0.5%
2019	31	76,754	6.9%	27.06	6.1%	42	281,653	5.8%	23.33	4.8%
2020	42	118,031	10.5%	25.74	8.9%	60	544,056	11.3%	22.28	8.9%
2021	45	173,184	15.5%	24.13	12.3%	82	814,864	16.9%	21.15	12.7%
2022	39	130,380	11.6%	33.12	12.7%	55	372,159	7.7%	32.57	8.9%
2023	36	137,109	12.2%	30.63	12.4%	60	679,178	14.1%	29.95	15.0%
2024	27	127,333	11.4%	27.38	10.3%	53	590,722	12.3%	25.19	10.9%
2025	17	45,284	4.0%	31.15	4.2%	35	240,836	5.0%	42.42	7.5%
2026	17	70,527	6.3%	31.96	6.6%	32	167,662	3.5%	33.49	4.1%
2027	17	79,922	7.1%	29.32	6.9%	25	163,803	3.4%	32.26	3.9%
Thereafter	27	128,120	11.5%	46.27	17.5%	57	929,630	19.2%	33.25	22.7%
Total	309	1,120,323	100.0%	$30.31	100.0%	513	4,819,542	100.0%	$28.15	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		223,872					282,543
Total Square Feet		1,344,195					5,357,001

_________

1.	Leases currently under month to month or in process of renewal

Supplemental Report - September 30, 2018	30

Core Portfolio - New and Renewal Rent Spreads 1

	Quarter Ended		Quarter Ended		Quarter Ended		Year to Date
	March 31, 2018		June 30, 2018		September 30, 2018		September 30, 2018
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New leases
Number of new leases executed	1	1	2	2	2	2	5	5
GLA	3,405	3,405	4,800	4,800	7,054	7,054	15,259	15,259
New base rent	$88.01	$78.56	$58.44	$51.37	$64.40	$57.75	$67.79	$60.39
Previous base rent	$41.16	$38.77	$46.52	$49.72	$51.84	$52.44	$47.78	$48.53
Average cost per square foot	$48.31	$48.31	$77.05	$77.05	$42.15	$42.15	$54.50	$54.50
Weighted Average Lease Term (years)	10.0	10.0	10.0	10.0	10.0	10.0	10.0	10.0
Percentage growth in base rent	113.8%	102.6%	25.6%	3.3%	24.2%	10.1%	41.9%	24.4%

Renewal leases
Number of renewal leases executed	8	8	23	23	19	19	50	50
GLA	62,135	62,135	274,392	274,392	156,359	156,359	492,886	492,886
New base rent	$17.48	$17.09	$19.43	$19.33	$16.04	$15.62	$18.11	$17.87
Expiring base rent	$15.83	$16.43	$16.77	$17.74	$14.06	$14.50	$15.79	$16.55
Average cost per square foot	$0.51	$0.51	$—	$—	$0.00	$0.00	$0.06	$0.06
Weighted Average Lease Term (years)	4.9	4.9	4.7	4.7	5.0	5.0	4.8	4.8
Percentage growth in base rent	10.4%	4.0%	15.9%	9.0%	14.1%	7.7%	14.7%	8.0%

Total new and renewal leases
Number of new and renewal leases executed	9	9	25	25	21	21	55	55
GLA commencing	65,540	65,540	279,192	279,192	163,413	163,413	508,145	508,145
New base rent	$21.14	$20.28	$20.10	$19.88	$18.13	$17.44	$19.60	$19.15
Expiring base rent	$17.15	$17.59	$17.28	$18.29	$15.69	$16.14	$16.75	$17.51
Average cost per square foot	$2.99	$2.99	$1.32	$1.32	$1.82	$1.82	$1.70	$1.70
Weighted Average Lease Term (years)	5.2	5.2	4.8	4.8	5.2	5.2	5.0	5.0
Percentage growth in base rent	23.3%	15.3%	16.3%	8.7%	15.5%	8.0%	17.0%	9.4%

__________

1.

Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.

Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

Supplemental Report - September 30, 2018	31

Core Portfolio Capital Expenditures

	Quarter Ended	Quarter Ended	Quarter Ended	Year to Date	Prior Year Ended
	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2018	December 31, 2017

Leasing Commissions	$212	$632	$320	$1,164	$1,414
Tenant Improvements	1,224	2,211	3,745	7,180	6,241
Maintenance Capital Expenditures	957	152	1,471	2,580	2,642
Total Capital Expenditures	$2,393	$2,995	$5,536	$10,924	$10,297

Supplemental Report - September 30, 2018	32

Fund Overview

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$347.1	Million	$423.9	Million	$420.8	Million	$85.1	Million	$1,363.5	Million
Cumulative Net Distributions [3]	$195.4	Million	$146.6	Million	$551.9	Million	$147.4	Million	$-	Million	$1,041.3	Million
Net Distributions/Contributions	225.6%		42.2%		130.2%		35.0%		N/A		76.4%
Unfunded Commitment [4]	$0.0	Million	$15.0	Million	$26.1	Million	$109.2	Million	$434.9	Million	$585.2	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$370.0	Million	$370.0	Million
Investment Period Closes [6]	Closed		Closed		Closed		Closed		Aug-2019
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [7]	Fund I, II & III		1.5% of Implied Capital
Asset Management [7]	Fund IV & V		1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs
__________

1.

Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.

With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was re-contributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.

Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales. With regard to Fund II, the Unfunded Commitment reflects a prior-period distribution that is subject to recontribution to the Fund until April 2021.

5.	Unfunded Commitments available to deploy into new unidentified investments.
6.	With regard to Fund V’s investment period, Acadia has two one-year extension options, at its discretion, through August 2021.
7.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

Supplemental Report - September 30, 2018	33

Fund Retail Properties - Detail 1

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
	Anchors	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	─	2007	94.2%	—	307,049	167,951	475,000	—%	100.0%	23.2%	72.9%	81.7%	$9,525,366	$27.53

Total - Fund II				—	307,049	167,951	475,000	—%	100.0%	23.2%	72.9%	81.7%	$9,525,366	$27.53

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	─	2011	100.0%	2,896	—	—	2,896	—%	—%	—%	—%	100.0%	$—	$—
640 Broadway	Swatch	2012	63.1%	4,247	—	—	4,247	48.9%	—%	—%	48.9%	48.9%	695,163	334.53
3104 M Street	─	2012	80.0%	—	5,982	—	5,982	—%	100.0%	—%	100%	100.0%	485,000	81.08
Nostrand Avenue	─	2013	100.0%	—	—	42,628	42,628	—%	—%	92.0%	92.0%	95.8%	1,835,534	46.82

Total - Fund III				7,143	5,982	42,628	55,753	29.1%	—%	92.0%	84.8%	92.9%	$3,015,697	$63.80

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,625	—	—	2,625	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,049,679	243.08
1035 Third Avenue [2]	─	2015	100.0%	7,617	—	—	7,617	59.2%	—%	—%	59.2%	70.6%	890,063	197.52
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—%	100.0%	86.5%	94.9%	94.9%	1,631,058	11.19

New Jersey
Paramus Plaza	Ashley Furniture	2013	50.0%	—	64,105	86,555	150,660	—%	39.0%	81.4%	63.3%	63.3%	1,619,790	16.97

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	329,155	20.95

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,788	221,830	—%	100.0%	80.0%	91.8%	91.8%	1,282,584	6.30
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	82.0%	94.4%	98.3%	706,584	8.28
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	100.0%	100.0%	100.0%	1,407,316	11.82
Shaw's Plaza (Windham)	Shaw's	2017	100.0%	—	66,698	57,632	124,330	—%	100.0%	75.0%	88.4%	88.4%	1,034,193	9.41
JFK Plaza	Hannaford, TJ Maxx	2016	100.0%	—	104,426	46,681	151,107	—%	100.0%	28.9%	78.0%	78.0%	786,801	6.67

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	114,765	91,750	206,515	—%	100.0%	54.9%	80.0%	91.1%	1,678,149	10.16
Mayfair Shopping Center	─	2016	100.0%	—	25,673	89,738	115,411	—%	—%	80.3%	62.4%	67.3%	1,232,718	17.10

Rhode Island
650 Bald Hill Road	Burlington Coat Factory	2015	90.0%	—	55,000	113,764	168,764	—%	100.0%	17.6%	44.4%	81.1%	687,500	9.17

Supplemental Report - September 30, 2018	34

Fund Retail Properties - Detail 1

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
	Anchors	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	194,038	71,404	265,442	—%	85.6%	93.4%	87.7%	87.7%	2,986,029	12.83

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	115,973	115,071	231,044	—%	100.0%	48.9%	74.6%	89.3%	2,441,650	14.17

MIDWEST
Illinois
938 W. North Avenue	Sephora	2013	100.0%	31,762	—	—	31,762	16.8%	—%	—%	16.8%	100.0%	326,350	61.01
Lincoln Place	Kohl's, Marshall's	2017	100.0%	—	—	271,866	271,866	—%	—%	85.6%	85.6%	99.6%	2,687,886	11.55

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	J. Crew, L'Occitane, Lululemon, Michael Kors	2014	50.0%	96,488	—	—	96,488	89.8%	—%	—%	89.8%	89.8%	3,273,750	37.80

North Carolina
Wake Forest Crossing	─	2016	100.0%	—	113,353	89,527	202,880	—%	100.0%	97.0%	98.7%	98.7%	2,980,742	14.89

WEST
California
146 Geary Street	─	2015	100.0%	11,436	—	—	11,436	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection - 3 properties	─	2015	90.0%	7,148	—	—	7,148	100.0%	—%	—%	100.0%	100.0%	702,830	98.33

Total - Fund IV				187,934	1,231,036	1,241,745	2,660,715	68.0%	92.5%	71.6%	81.0%	88.3%	30,734,827	$14.26

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	93,578	130,645	224,223	—%	100.0%	95.4%	97.3%	97.3%	3,776,041	17.30

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	91,122	99,408	190,530	—%	100.0%	91.0%	95.3%	95.3%	2,126,458	11.71
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,916	142,988	252,904	—%	100.0%	100.0%	100.0%	100.0%	5,241,779	20.73

SOUTHEAST
North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	176,584	203,981	380,565	—%	100.0%	85.2%	92.1%	92.1%	4,001,612	11.42

Alabama
Trussville	Wal-Mart, Regal Cinemas	2018	100.0%	—	267,002	196,723	463,725	—%	100.0%	87.9%	94.9%	95.6%	4,377,163	9.95

WEST
California
Elk Grove Common	Kohl's, Homegoods	2018	100.0%	—	114,015	106,711	220,726	—%	100.0%	98.4%	99.2%	100.0%	4,878,530	22.28

Total - Fund V				—	852,217	880,456	1,732,673	—%	100.0%	92.0%	95.9%	96.2%	24,401,583	$14.68

TOTAL FUND PROPERTIES				195,077	2,396,284	2,332,780	4,924,141	66.6%	95.9%	76.2%	85.5%	90.5%	$67,677,473	$16.07

Acadia Share of Total Fund Properties				33,520	529,252	505,972	1,068,744	58.8%	96.6%	75.0%	85.3%	90.6%	$14,589,234	$16.01

Supplemental Report - September 30, 2018	35

Fund Retail Properties - Detail 1

__________

1.

Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

Supplemental Report - September 30, 2018	36

Funds Lease Expirations - Pro Rata Basis

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2018	—	—	—%	—	—	—%	1	278	2.5%	15,759	56.69	2.4%
2019	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2020	—	—	—%	—	—	—%	2	729	6.6%	32,705	44.86	5.0%
2021	—	—	—%	—	—	—%	2	1,038	9.4%	42,804	41.24	6.6%
2022	—	—	—%	—	—	—%	3	1,330	12.0%	105,024	78.97	16.1%
2023	—	—	—%	—	—	—%	4	1,109	10.0%	92,093	83.04	14.1%
2024	—	—	—%	—	—	—%	1	755	6.8%	44,259	58.62	6.8%
2025	—	—	—%	—	—	—%	2	624	5.6%	53,674	86.02	8.2%
2026	—	—	—%	—	—	—%	1	110	1.0%	33,862	307.84	5.2%
2027	2	5,951	6.4%	386,735	64.99	15.2%	2	368	3.3%	17,939	48.75	2.7%
Thereafter	6	86,444	93.6%	2,156,538	24.95	84.8%	5	4,759	42.8%	214,397	45.05	32.9%
Total	8	92,395	100.0%	$2,543,273	$27.53	100.0%	23	11,100	100.0%	$652,516	$58.79	100.0%

		34,430	Total Vacant					1,884	Total Vacant
		126,825	Total Square Feet					12,984	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	3	2,335	0.5%	$—	$—	—%	—	—	—%	$—	$—	—%
2018	14	13,867	2.9%	159,442	11.50	2.5%	2	763	0.2%	18,525	24.28	0.4%
2019	21	25,201	5.3%	292,963	11.63	4.5%	26	29,690	8.9%	505,257	17.02	10.3%
2020	28	48,078	10.1%	468,474	9.74	7.2%	29	110,559	33.1%	1,157,351	10.47	23.6%
2021	37	65,013	13.7%	910,863	14.01	14.0%	37	61,404	18.4%	1,109,667	18.07	22.6%
2022	24	50,780	10.7%	699,678	13.78	10.8%	17	20,327	6.1%	497,186	24.46	10.1%
2023	24	53,864	11.4%	517,829	9.61	8.0%	15	17,460	5.2%	345,485	19.79	7.0%
2024	15	41,215	8.7%	758,846	18.41	11.7%	8	19,518	5.8%	290,123	14.86	5.9%
2025	16	20,724	4.4%	677,185	32.68	10.4%	4	30,994	9.3%	445,660	14.38	9.1%
2026	19	28,604	6.0%	517,226	18.08	8.0%	5	11,822	3.5%	200,648	16.97	4.1%
2027	15	23,416	4.9%	317,773	13.57	4.9%	2	4,761	1.4%	88,063	18.50	1.8%
Thereafter	23	100,699	21.4%	1,168,448	11.60	18.0%	4	26,781	8.1%	246,753	9.21	5.1%
Total	239	473,796	100.0%	$6,488,727	$13.70	100.0%	149	334,079	100.0%	$4,904,718	$14.68	100.0%

		106,872	Total Vacant					14,188	Total Vacant
		580,668	Total Square Feet					348,267	Total Square Feet

__________

1.	Leases currently under month to month or in process of renewal

Supplemental Report - September 30, 2018	37

Development and Redevelopment Activity

($ in millions)

				Est. SQFT			Acquisition & Development Costs
Property	Ownership	Location	Estimated Stabilization	Upon Completion	Leased Rate	Key Tenants	Incurred [2]	Estimated Future Range			Estimated Total Range			Outstanding Debt
Development:

FUND III

Cortlandt Crossing [1]	100.0%	Mohegan Lake, NY	2019	130,000	70%	ShopRite, TJ Maxx, HomeSense	$64.4	$2.6	to	$7.6	$67.0	to	$72.0	$10.2
Broad Hollow Commons	100.0%	Farmingdale, NY	2020	180,000 - 200,000	—	TBD	17.0	33.0	to	43.0	50.0	to	60.0	—
							$81.4	$35.6		$50.6	$117.0		$132.0	$10.2

FUND IV

717 N. Michigan Avenue	100.0%	Chicago, IL	2019	62,000	25%	Disney Store	$107.9	$12.1	to	$19.6	$120.0	to	$127.5	$49.5
							$107.9	$12.1		$19.6	$120.0		$127.5	$49.5

CORE

613-623 West Diversey	100.0%	Chicago, IL	2019	30,000	75%	TJ Maxx, Blue Mercury	$22.3	$0.7	to	$2.2	$23.0	to	$24.5	$—
56 E Walton Street	100.0%	Chicago, IL	2019	TBD	—	TBD	10.1	0.4	to	1.4	10.5	to	11.5	—
							$32.4	$1.1		$3.6	$33.5		$36.0	$—
Redevelopment:

CORE

City Center	100.0%	San Francisco, CA	2019	241,000	90%	Target, Best Buy	$167.1	$22.9	to	$32.9	$190.0	to	$200.0	$—
Mad River	100.0%	Dayton, OH	TBD	TBD	50%	TBD	TBD	TBD	to	TBD	TBD	to	TBD	TBD
							$167.1	$22.9		$32.9	$190.0		$200.0	$—

_________

1.	Projected development cost is shown net of reimbursement for public improvements.
2.	Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$221.7

613-623 West Diversey	(22.3)
Deferred costs and other amounts	(10.0)

Total per consolidated balance sheet	$189.4

Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred.

Supplemental Report - September 30, 2018	38

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson’s, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Supplemental Report - September 30, 2018	39